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                                                                    Exhibit 25.1
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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          _____________________________

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                          _____________________________

    CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b) (2)

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A U.S. National Banking Association               41-1592157
(Jurisdiction of incorporation or                 (I.R.S. Employer
organization if not a U.S. national               Identification No.)
bank)

Sixth Street and Marquette Avenue
Minneapolis, Minnesota                            55479
(Address of principal executive offices)          (Zip code)

                       Stanley S. Stroup, General Counsel
                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                        Sixth Street and Marquette Avenue
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
                               (Agent for Service)

                          _____________________________

                           AMERICAN SEAFOODS GROUP LLC
                             AMERICAN SEAFOODS, INC.
               (Exact name of obligor as specified in its charter)

DELAWARE                                             22-3702647
DELAWARE                                             81-0554426
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification No.)

Market Place Tower
2025 First Avenue
Seattle, Washington                                  98121
(Address of principal executive offices)             (Zip code)


                          _____________________________
                   10 1/8% Senior Subordinated Notes due 2010
                       (Title of the indenture securities)
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Item 1.  General Information. Furnish the following information as to the trustee:

               (a) Name and address of each examining or supervising authority to which it is subject.

                     Comptroller of the Currency
                     Treasury Department
                     Washington, D.C.

                     Federal Deposit Insurance Corporation
                     Washington, D.C.

                     The Board of Governors of the Federal Reserve System Washington, D.C.

               (b) Whether it is authorized to exercise corporate trust powers.

                     The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

               None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee.  Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

                            Wells Fargo Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

         Exhibit 1.     a.  A copy of the Articles of Association of the
                            trustee now in effect.***

         Exhibit 2.     a.  A copy of the certificate of authority of
                            the trustee to commence business issued June
                            28, 1872, by the Comptroller of the Currency to The Northwestern National Bank of
                            Minneapolis.*

                        b. A copy of the certificate of the Comptroller of the Currency dated

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                                January 2, 1934, approving the consolidation
                                of The Northwestern National Bank of
                                Minneapolis and The Minnesota Loan and Trust
                                Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                           c.   A copy of the certificate of the Acting
                                Comptroller of the Currency dated January
                                12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                           d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                           e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

                           f. A copy of the letter dated July 10, 2000 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation effective July 8, 2000 of Norwest Bank Minnesota, National Association with various other banks under the title of "Wells Fargo Bank Minnesota, National Association."****

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4.        Copy of By-laws of the trustee as now in effect.***

         Exhibit 5.        Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7.        Consolidated Reports of Condition and Income.*****

                                       3

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         Exhibit 8.    Not applicable.

         Exhibit 9.    Not applicable.


         * Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.

         *** Incorporated by reference to exhibit T3G filed with registration statement number 022-22473.

         **** Incorporated by reference to exhibit number 25.1 filed with registration statement number 001-15891.

         ***** Incorporated by reference to filing reference number 333-84722.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 13th day of June, 2002.

                                               WELLS FARGO BANK MINNESOTA,
                                               NATIONAL ASSOCIATION


                                         By: /s/ Joseph P. O'Donnell
                                             ------------------------------
                                             Joseph P.O'Donnell
                                             Corporate Trust Officer

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                                    EXHIBIT 6


June 13, 2002


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                              Very truly yours,

                                              WELLS FARGO BANK MINNESOTA,
                                              NATIONAL ASSOCIATION


                                       By:  /s/ Joseph P. O'Donnell
                                            ----------------------------
                                            Joseph P. O'Donnell
                                            Corporate Trust Officer

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